EXHIBIT 6.3

            ASSIGNMENT OF PROPERTY - ANTELOPE PASS PROJECT, AS FILED
                  AND RECORDED BY HIDALGO COUNTY, NEW MEXICO,
                               ON JANUARY 7, 2003





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                                                             Mr. Leroy Halterman
                                                              One Sycamore Plaza
                                                 500 Wyoming Blvd, NE, Suite 150
                                                          Albuquerque, NM  87109

                                      18576               37-1890
                             Assignment of Property
                              Antelope Pass Project

I Leroy Halterman, am the owner of the Antelope Pass Prospect (the prospect consists of eight "Kendra" unpatented lode mining claims totaling 160 acres). These claims NMMC # 169589- 169596, are situated in Township 27 South, Range 20 West, Sections 18 and 19 and Township 27 South, Range 21 West Sections 13 and
24. The Prospect represents a disseminated, epithermal gold prospect that is located in west central Hidalgo County, New Mexico. I hereby assign the property to Brinx Resources, a Nevada Corporation for the sum of $811.00


  /s/ LEROY HALTERMAN
-----------------------------------
Leroy Halterman



Accepting for Brinx Resources:


   /s/ KEN CABIANCA
-----------------------------------
Ken Cabianca, President

STATE OF NEW MEXICO                         )
County of Hidalgo                           ) ss
I hereby certify that this instrument
was filed for record at 2:19 o'clock
P.M. 1-7-03 Duly Recorded in
Book 37 of the records of Mining Locations
Page(s) 1890.
Witness my hand and seal of office
/s/ Belinda Chavez
COUNTY CLERK, HIDALGO CO., N.M.
/s/ D Vargas Deputy